UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 16, 2026 (June 11, 2026)

Everforth, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35636	95-4023433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Cox Road, Suite 110, Glen Allen, Virginia	23060
(Address of Principal Executive Offices)	(Zip Code)
(888) 482-8068
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock	EFOR	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

A total of 41,154,728 shares of the common stock of Everforth, Inc. (“Everforth”) were entitled to vote as of April 16, 2026, the record date for the 2026 Annual Meeting of Stockholders (the “Annual Meeting”). There were 38,990,956 shares present by proxy at the Annual Meeting, at which the stockholders were asked to vote on several proposals. Below is a summary of the proposals and corresponding votes.

Proposal 1.  Election of Directors

The first proposal was the election of three members of the Board of Directors (the “Board”) to serve as directors until the 2029 annual meeting of stockholders or until their successors are duly elected and qualified. Mark A. Frantz, Carol J. Lindstrom and Arshad Matin were elected receiving votes as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Mark A. Frantz	35,357,706	772,906	18,649	2,841,695
Carol J. Lindstrom	35,595,635	535,121	18,505	2,841,695
Arshad Matin	35,144,146	986,982	18,133	2,841,695

With the retirement of Jonathan S. Holman as a director effective as of the Annual Meeting, the number of directors on the Board was fixed at nine as previously approved by the Board.

Proposal 2.  Advisory Vote on Executive Compensation

The non-binding advisory vote to approve the Company’s executive compensation for the year ended December 31, 2025 was approved as follows:

For	Against	Abstain	Broker Non-Votes
35,327,570	798,621	23,070	2,841,695

Proposal 3.  Ratification of Appointment of Independent Registered Public Accounting Firm

The appointment of Deloitte & Touche LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2026 was ratified by the Company’s stockholders as follows:

For	Against	Abstain	Broker Non-Votes
37,892,330	1,076,312	22,314	—

Item 9.01 Financial Statements and Exhibits

(d) Exhibits
104.1*	Cover page interactive data file (embedded within the Inline XBRL document)

* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Everforth, Inc.

Date: June 16, 2026	/s/ Jennifer Hankes Painter
Jennifer Hankes Painter
Senior Vice President and Chief Legal Officer and Secretary